UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 14, 2011 (September 12, 2011)

Q Lotus Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52595	14-1961383
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

500 North Dearborn Street, Suite 605, Chicago, IL 60654
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:  (312) 379-1800
_________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 12, 2011, Q Lotus Holdings, Inc. (the “Company”) consummated financing transactions with three unaffiliated individuals, whereby the Company issued promissory notes in the aggregate principal amount of $400,000 (each a “Note”).

Bellcourt Note

The Note issued to Timothy Bellcourt, in the principal amount of $125,000, matures on March 7, 2012.  Upon maturity, the Company will pay Mr. Bellcourt $250,000.  In the event that a transaction contemplated by the Company is not consummated within 60 days, Mr. Bellcourt may demand repayment of the principal amount of his loan only ($125,000), which may be paid in shares of the Company’s common stock, valued at the date of repayment.

Husain Note

The Note issued to Matloob Husain, in the principal amount of $125,000, matures on March 7, 2012.  Upon maturity, the Company will pay Mr. Husain $187,500.  In the event that a transaction contemplated by the Company is not consummated within 60 days, Mr. Husain may demand repayment of the principal amount of his loan only ($125,000), which may be paid in shares of the Company’s common stock, valued at the date of repayment.

Urso Note

The Note issued to Estefania Urso, in the principal amount of $150,000, matures on January 10, 2012.  Upon maturity, the Company will pay Ms. Urso $180,000.  In the event that transaction contemplated by the Company is not consummated and escrowed funds are not returned to the Company, then the Company will repay the principal amount of the loan, plus interest ($180,000 in the aggregate) to Ms. Urso in shares of the Company’s common stock, valued at the date of repayment.

The description of the Notes contained in this Item 1.01 is a summary and is qualified in their entirety by reference to the copies of the Notes that are attached hereto as exhibits, and which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereof is incorporated herein by reference.

Item9.01           Financial Statements And Exhibits.

(c)           Exhibits.

10.17	Promissory Note, dated September 12, 2011, between the Registrant and Timothy Bellcourt.
10.18	Promissory Note, dated September 12, 2011, between the Registrant and Matloob Husain.
10.19	Promissory Note, dated September 8, 2011, between the Registrant and Estefania Urso.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q LOTUS HOLDINGS, INC. (Registrant)

Date: September 14, 2011	By: /S/ GARY A. ROSENBERG Gary A. Rosenberg Chief Executive Officer

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